SECURITIES AND EXCHANGE COMMISSION
                   Washington, D.C. 20549

                          FORM 8-K

                        CURRENT REPORT

             Pursuant to Section 13 or 15(d) of the
                Securities Exchange Act of 1934


                 Date of Report: June 26, 1995


                   REPUBLIC NEW YORK CORPORATION
      (Exact name of registrant as specified in its charter)


Maryland                  1-7436                13-2764867
(State or other     (Commission file number)  (IRS Employer
 jurisdiction of                               Identification No.)
 incorporation)


452 Fifth Avenue, New York, New York               10018
(Address of principal executive offices)         (Zip Code)


Registrant's telephone number, including area code: (212) 525-6100



Item 5.               Other Events

    In connection with the filing of a Prospectus Supplement dated June 20, 1995 relating to the offering of 3,000,000 shares of $1.8125 Cumulative Preferred Stock ($25 Stated Value), the Corporation is hereby filing the documents listed under Item 7 below as Exhibits to the Corporation's Shelf Registration Statement, as amended (Registration No. 33-49507). Such documents are hereby incorporated herein by reference in this Current Report on Form 8-K and copies of the same are attached hereto as exhibits.



Item 7.  Financial Statements, Pro Forma Financial
         Information and Exhibits.


c.        Exhibits

   4(v) Articles Supplementary, classifying shares of the Corporation's $1.8125 Cumulative Preferred Stock
           ($25 Stated Value), dated June 26, 1995.

  12(c)    Calculation of Ratios of Earnings to Combined
           Fixed Charges and Preferred Stock Dividends-Consolidated

                           SIGNATURE

     Pursuant to the requirements of the Securities Exchange
Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     REPUBLIC NEW YORK CORPORATION


                                 By: William F. Rosenblum, Jr.
                                     ------------------------------
                                     Senior Vice President

Date: June 26, 1995


                           Exhibit Index


    Exhibit No.                      Description of Exhibit

      4(v) Articles Supplementary, classifying shares of the Corporation's $1.8125 Cumulative
                        Preferred Stock ($25 Stated Value), dated June 26,
                        1995.

     12(c) Calculation of Ratios of Earnings to Combined Fixed Charges and Preferred Stock Dividends -Consolidated